UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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INTELGENX TECHNOLOGIES CORP.
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(Name of Person(s) Filing Proxy Statement), if other than Registrant

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INTELGENX TECHNOLOGIES CORP. 6425 Abrams Ville St-Laurent, Quebec H4S 1X9

April 6, 2010

Dear Shareholder:

     You are cordially invited to attend the 2010 Annual Meeting of Shareholders of IntelGenx Technologies Corp., which will be held at 10:00 am on May 6, 2010, at the Company's corporate offices located at 6425 Abrams, Ville St-Laurent, Quebec H4S 1X9, Canada. Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote by e-mail, by telephone, or by returning your proxy card by mail. The proxy statement explains more about proxy voting. Please read it carefully.

     I look forward to meeting those of you who will be able to attend the Meeting, and I appreciate your continued support of our company.

Sincerely,

____________________________________
Horst G. Zerbe
Chairman, President and Chief Executive Officer

INTELGENX TECHNOLOGIES CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 6, 2010

To the Shareholders of IntelGenx Technologies Corp.:

NOTICE IS HEREBY GIVEN that the 2010 Annual Meeting (the “Annual Meeting”) of Shareholders of IntelGenx Technologies Corp., a Delaware corporation (“IntelGenx” or the “Company”), will be held at 10:00 am on May 6, 2010, at the Company's corporate offices located at 6425 Abrams, Ville St-Laurent, Quebec H4S 1X9, Canada for the following purposes:

1. To elect five directors to the Company’s Board of Directors to serve until the next Annual Meeting of Shareholders of the Company and until their successors are duly elected and qualified;

2. To ratify the appointment of RSM Richter LLP as the Company's Independent Registered Public Accountants for the 2010 fiscal year;

3. To increase the number of shares authorized for issuance pursuant to the Company’s 2006 Stock Option Plan

4. To consider and transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

The foregoing items are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

The Board of Directors has fixed the close of business on April 5, 2010 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting and any adjournments thereof.

Dated: April 6, 2010

By Order of the Board of Directors,

___________________________
Ingrid Zerbe
Corporate Secretary

PLEASE PROMPTLY VOTE OVER THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROMPT RETURN OF PROXIES WILL INSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.

It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Annual Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is exercised, and the giving of a proxy will not affect your right to vote in person if you attend the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" ALL OF THE PROPOSALS SET FORTH HEREIN.

INTELGENX TECHNOLOGIES CORP.
6425 Abrams
Ville St-Laurent, Quebec H4S 1X9

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 6, 2010

Introduction

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of IntelGenx Technologies Corp. (the “Company”) for use at the Company's Annual Meeting of Shareholders to be held on May 6, 2010, and at any adjournment thereof (the “Meeting”). Further, solicitation of proxies may be made personally, or by telephone or facsimile, by regularly employed officers and other employees of the Company, who will receive no additional compensation for such.

     Only Shareholders of record (each a “Shareholder” and collectively, the “Shareholders”) at the close of business on April 5, 2010 (the “Record Date”) are entitled to vote at the Meeting. As of the Record Date, there were issued and outstanding 33,081,271 shares of the Company's common stock (the “Common Stock”). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with the Shareholder's directions and, unless contrary directions are given, will be voted for the proposals (each a “Proposal” and collectively the “Proposals”) described below. Anyone giving a proxy may revoke it at any time before it is exercised by giving the board of directors of the Company written notice of the revocation, by submitting a proxy bearing a later date or by attending the Meeting and voting in person.

     The presence in person or by properly executed proxy of holders representing a majority of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present at the Meeting, approval of each of the three proposals presented herein requires the vote of a majority of the shares of common stock present or represented by proxy and voting at the Meeting. Votes cast by proxy or in person at the Meeting will be tabulated by the Secretary of the Company who will act as inspector of elections and who will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked “abstain” will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either for or against a Proposal.

     The Board of Directors of the Company (the “Board”) has adopted and approved each of the Proposals set forth herein and recommends that the Company's Shareholders vote “FOR” each of the Proposals.

     Copies of the Company’s Annual Reports on Form 10-K of the Company for the fiscal year ended December 31, 2009 (the “2009 Fiscal Year”) including financial statements, which are incorporated by reference into this Proxy Statement and made a part hereof, are being mailed or sent electronically concurrently herewith to all shareholders of record at the close of business on April 5, 2010.

     This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first mailed to the Shareholders on or about April 6, 2009.

The date of this Proxy Statement is April 6, 2010.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1. WHAT IS A PROXY?

It is your legal designation of another person to vote the stock that you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. Dr. Horst Zerbe, our President and Chief Executive Officer, has been designated as a proxy for the 2010 Annual Meeting of Shareholders.

2. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the 2010 Annual Meeting of Shareholders is April 5, 2010. The record date is established by the Company as required by Delaware law and our By-laws. Shareholders of record (registered shareholders and street name holders) at the close of business on the record date are entitled to:

(a) receive notice of the meeting; and

(b) vote at the meeting and any adjournments or postponements of the meeting.

3. WHAT IS THE DIFFERENCE BETWEEN A REGISTERED SHAREHOLDER AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of stock are registered in your name on the books and records of our transfer agent, you are a registered shareholder.

If your shares of stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 12 describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of stock without instructions from you.

4. WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

(a) Vote By Internet

All shareholders of record can vote by Internet as instructed on the proxy card.

(b) In Writing:

All shareholders of record can vote by mailing in their completed proxy card (in the case of registered shareholders) or their completed vote instruction form (in the case of street name holders).

(c) In Person:

All shareholders may vote in person at the meeting (unless they are street name holders without a legal proxy).

5. HOW CAN I REVOKE A PROXY?

You can revoke a proxy prior to the completion of voting at the meeting by:

(a) giving written notice to our Secretary;

(b) delivering a later-dated proxy; or

(c) voting in person at the meeting.

6. WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS NEEDED TO ELECT DIRECTORS?

When voting on the election of director nominees to serve until the 2011 Annual Meeting of Shareholders, shareholders may:

(a) vote in favor of all nominees;

(b) vote to withhold votes as to all nominees; or

(c) withhold votes as to specific nominees.

Directors will be elected by a plurality of the votes cast. Our Board recommends a vote “FOR” all of the nominees.

7. WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE SELECTION OF RSM RICHTER LLP, AND WHAT VOTE IS NEEDED TO RATIFY ITS SELECTION?

When voting on the ratification of the selection of RSM Richter LLP as our independent registered public accounting firm, shareholders may:

(a) vote in favor of the ratification;

(b) vote against the ratification; or

(c) abstain from voting on the ratification.

The selection of the independent registered public accounting firm will be ratified if the votes cast “FOR” are a majority of the votes present at the meeting. The Board recommends a vote “FOR” this proposal.

8. WHAT IF A SHAREHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned will be voted FOR the election of all director nominees, FOR the proposal to ratify the selection of RSM Richter LLP and FOR the increase in common stock authorized under the Stock Option Plan.

9. WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on April 5, 2010. Each share of our common stock is entitled to one (1) vote.

10. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your shares are registered differently or that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is StockTrans, 44 W. Lancaster Ave., Ardmore PA 19003, Tel. 610-649-7300.

11. WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the meeting. If your shares are held in street name, your bank, brokerage firm or other nominee, under some circumstances, may vote your shares.

Brokerage firms, banks and other nominees may vote customers' un-voted shares on “routine” matters. Generally, a broker may not vote a customer's un-voted shares on non-routine matters without instructions from the customer and must instead submit a “broker non-vote.” A broker non-vote is counted toward the shares needed for a quorum, but it is not counted in determining whether a matter has been approved.

12. ARE ABSTENTIONS AND BROKER NON-VOTES COUNTED?

Broker non-votes will not be included in vote totals and will not affect the outcome of the vote for directors. In matters other than the elections of directors, abstentions and broker non-votes have the effect of votes against a proposal in tabulations of the votes cast on proposals presented to shareholders.

13. HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

To hold the meeting and conduct business, a majority of our outstanding voting shares as of April 5, 2010 must be present or represented by proxy at the meeting. On this date, a total of 33,081,271 shares of our common stock were outstanding and entitled to vote. Shares representing a majority must be present. This is called a quorum.

Votes are counted as present at the meeting if the shareholder either:

(a) Is present and votes in person at the meeting; or

(b) Has properly voted by Internet or submitted a proxy card.

14. WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

We will announce preliminary voting results at the annual meeting and publish final results on a current report filed on Form 8-K within four business days of the end of the meeting.

15. UNDER WHAT CIRCUMSTANCES WOULD THE ANNUAL MEETING BE ADJOURNED?

The annual meeting may be adjourned in the absence of a quorum for the purpose of obtaining a quorum.

Any adjournment may be made without notice, other than by an announcement made at the annual meeting, by the affirmative vote of a majority of the voting shares present in person or by properly executed proxy at the annual meeting.

WHO CAN HELP ANSWER YOUR QUESTIONS

     If you have any questions about any of the proposals to be presented at the annual meeting or how to submit your proxy card, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

INTELGENX TECHNOLOGIES CORP.
6425 Abrams
Ville St-Laurent, Quebec H4S 1X9
Telephone: 514-331-7440
Facsimile: 514-331-0436
Email: Ingrid@intelgenx.com
Attention: Ingrid Zerbe

PROPOSAL 1

ELECTION OF DIRECTORS

General

     Five directors are to be elected to the Company’s Board of Directors at the Meeting to hold office until the next annual meeting or until their successors are elected. Assuming a quorum is present, the five nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. The following schedule sets forth certain information concerning the nominees for election as directors.

     In the event the nominees are unable or unwilling to serve as directors at the time of the Annual Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

     Listed below are the nominees for directors, with information showing the principal occupation or employment of the nominees for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees’ business experience during the past five years. Such information has been furnished to the Company by the director nominees:

Name	Age
Horst G. Zerbe, Ph.D.	63
J. Bernard Boudreau	65
John (Ian) Troup	67
Bernd J. Melchers	58
Prof. Thomas H. Kissel	63

Horst G. Zerbe, Ph.D.

Dr. Zerbe has more than 20 years experience in the pharmaceutical industry. He has been the President, Chief Executive Officer, and Chairman of IntelGenx Technologies Corp. since April 2006. In addition, Dr. Zerbe has served as the President, Chief Executive Officer and Director of IntelGenx Corp., our Canadian Subsidiary, since 2005. From 1998 to 2005, he served as the president of Smartrix Technologies Inc. in Montreal; prior thereto, from 1994 to 1998, he was Vice President of R&D at LTS Lohmann Therapy Systems in West Caldwell, NJ. Dr. Zerbe has extensive executive level experience, and has been responsible for many strategic and business initiatives. Dr. Zerbe has been involved in new drug development and the acquisition and disposition of new drug candidates and other technology, licensing and distribution matters that are likely to affect our company’s own business efforts. He has published numerous scientific papers in recognized journals and holds over 30 patents. Dr. Zerbe is married to Ingrid Zerbe, our Corporate Secretary and Director of Finance and Administration. In nominating Dr. Zerbe to serve as a director, the Board of Directors considered his broad industry-specific technical and business experience both with our company and with other pharmaceutical companies. The Board of Directors believes that his experience is a strong asset as our company encounters issues similar to those Dr. Zerbe has been involved with at other companies.

J. Bernard Boudreau

Mr. Boudreau has been a director of IntelGenx Technologies Corp. since June 2006. From 2005 to 2008 Mr. Boudreau served as the Vice-President of Pharmeng International Inc., a pharmaceutical manufacturing and consulting company listed on the Toronto Stock Exchange. Since 2001, he has been President and CEO of Radcliffe Consulting and Investment Limited, a private consulting firm located in Halifax, N.S. Mr. Boudreau has also served on the Board of Directors of a number of public and private companies, including Export Development Canada and the Bank of Canada.

Mr. Boudreau has a distinguished record as a lawyer, businessman and public figure. His litigation experience includes successful appearances at every level of the judicial system in Nova Scotia. He was appointed as Queen's Counsel in 1985. Mr. Boudreau was first elected to the provincial legislature of Nova Scotia in 1988. He served as Chair of the Public Accounts Committee and opposition critic for Finance and Economic Development. In 1993 he was re-elected as a member of government and held responsibilities as Minister of Finance, Minister of Health, Chair of the Cabinet Priorities and Planning Committee. Mr. Boudreau served as Government Leader in the Senate of Canada and Member of the federal Cabinet between 1999 and 2001. In deciding to nominate Mr. Boudreau, our Board considered his service as a director for a number of public and private companies and his broad experience with governance issues facing public companies. The Board also believes his extensive business and legal experience both inside and outside of our industry help him bring technical and non-technical perspectives when handling matters coming before the Board of Directors.

Ian (John) Troup

Mr. Troup has been a director of IntelGenx Technologies Corp. since May 2008. From April 2008 to December 2009 Mr. Troup was a Director of Vital Medix, an early stage drug development company. In July 2007 he was appointed to the Board of Medisyn Technologies Inc., a privately held "in silica" drug discovery and development company. From September 1995 until his retirement in December 2003, Mr. Troup was President and Chief Operating Officer of Upsher-Smith Laboratories, a privately held pharmaceutical company. Prior to this he served as President of Schwarz Pharma in the UK for seven years, followed by serving as President of Schwarz Pharma USA in Minnesota for an additional nine years.

Born and educated in Scotland, Mr. Troup has worked in the pharmaceutical industry for over 35 years. Originally an industrial chemist, he held executive positions in sales and marketing for several leading companies. His experience includes new product development and launch, M&A and strategic planning.

In deciding to nominate Mr. Troup, the Board considered his track record and knowledge of our industry, as demonstrated by his leadership positions in the companies where he was employed, as well as his service as a director on various boards. The Board also believes his experience with new product launch and strategic planning are of particular value to a company in our stage of development.

Bernd J. Melchers

Mr. Melchers has been a director of IntelGenx Technologies Corp. since April 2009. From January 2001 until his retirement in December 2004 Mr. Melchers was Managing Director of 3 M Dyneon Holding GmbH, Germany and Global Chief Financial Officer of the world wide operating 3M Dyneon Group, a subsidiary of 3M Corporation headquartered in Minnesota. Prior to this he served, from July 1995 to December 2000, as the Controller at the European Business Center of 3M Medical Markets Europe in Belgium. Prior to this he held various senior Financial Manager positions at the Medical-Surgical Division of 3M in St. Paul, Minnesota, at 3M Health Care Products, Germany, and at 3M Pharmaceutical Products, Germany.

In deciding to nominate Mr. Melchers the Board considered his30-years as a veteran of the pharmaceutical and health care industry and his extensive hands-on international experience in corporate financial management. He also brings a wealth of international team management skills and leadership experience. The Board also considered his extensive operational and financial expertise, as well as his track record of judgment and achievement, as demonstrated by leadership position as a chief financial officer.

Prof. Thomas H. Kissel

Prof. Kissel is a world-renowned expert in drug delivery and polymer science. He is Professor of Pharmaceutics & Biopharmacy and Department Head at Philipps-Universität Marburg, Germany, where he has been since 1991. He received his B.S. (Pharmacy) from Freiburg University (1971), his M. S. (Chemistry, 1974) and his Ph.D. (Medicinal Chemistry, 1976) from Marburg University. From 1978-1991, he was Head of the Drug Delivery Systems Department at Sandoz Pharma AG, Basle, Switzerland. Thomas Kissel has authored more than 300 peer-reviewed articles and chapters on various aspects of drug delivery systems. He was Dean of the faculty of pharmacy in 1995/96. He served as President of the Controlled Release Society in 1998/99 and is the recipient of several prestigious scientific awards, like the CRS Founder’s Award (2002), the Maurice-Marie Junot Award (2002) and the T. Nagai Research Achievement Award of the CRS and the Nagai Foundation Tokyo (2009).

Thomas Kissel is editor and co-editor and serves on the editorial boards of several scientific journals and was Chair of the Gordon Research Conference on Drug Carriers in Medicine and Biology (2006). In 2004, he was appointed as Adjunct Professor of Pharmaceutics & Pharmaceutical Chemistry at the University of Utah, followed by the appointment as Adjunct Professor at Jilin University (2008) and Visiting Professor at Shenyang Pharmaceutical Society (2008). Since 2005, he has been Speaker of the Research Group 627 "Polymeric nano-carriers for pulmonary drug delivery" of the DFG (German Research Foundation).

Prof. Kissel is independent as defined by the Nasdaq Stock Market, Inc. Marketplace Rules. In nominating Prof. Kissel, the Board considered his well established and highly respected reputation in the academic world and the extremely high level of technical and scientific expertise which he possesses.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 1 TO ELECT THE NOMINEES TO THE BOARD OF DIRECTORS.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General

The Audit Committee of the Board of Directors has engaged RSM Richter, LLP to serve as the Company’s independent registered public accountants for the fiscal year ending December 31, 2009. RSM Richter, LLP was engaged as the Company's independent auditors on June 15, 2006, following the acquisition of our IntelGenx Corp. subsidiary. RSM Richter, LLP audited the Company’s financial statements for the fiscal years ending December 31, 2006, 2007, 2008 and 2009.

Audit Fees

The following table sets forth, for each of the years indicated, the fees billed by our independent public accountants, RSM Richter, LLP for the fiscal years ended December 31, 2008 and 2009, and include fees billed to our Canadian subsidiary for the audit since inception in 2003 to the year ended December 31, 2006, as well as fees for all necessary financial reviews in connection with our regulatory filings and the IntelGenx Acquisition.

	2009	2008

Audit Fees (1)	$68,749	$$115,072
Audit-Related Fees (2)
Tax Fees (3)	$7,755
All Other Fees
Total	$76,504	$115,072

(1) Audit fees are fees for services provided in connection with the audits of the Company's annual financial statements and quarterly reviews of interim quarterly financial statements, as well as audit provided in connection with other statutory and regulatory filings.

(2) Audit-related fees are aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and are not otherwise reported as Audit fees.

(3) Tax fees are aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

Historically, no stockholders have attended our annual meeting. As a result, we have not incurred the cost of having our auditors present at the annual meeting. However, our auditors will be available telephonically at the time of the annual meeting to respond to appropriate questions. If our auditors indicated a desire to make a statement at our annual meeting, they would be permitted to do so.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL 2 TO RATIFY THE APPOINTMENT OF RSM RICHTER, LLP.

PROPOSAL 3

APPROVAL TO AMEND THE 2006 STOCK OPTION PLAN TO INCREASE THE
NUMBER OF SHARES AUTHORIZED FOR ISSUANCE PURSUANT TO THE PLAN

General

In August of 2006, the Board of Directors adopted the 2006 Stock Option Plan (the “Plan”). The adoption of the Plan was approved by the Company’s stockholders at the Company’s annual meeting of stockholders held on August 10, 2006.

The purpose of the Plan is to provide additional incentives to key individuals who are primarily responsible for the management, success and growth of the Company by offering selected directors, officers, employees and consultants of the Company an opportunity to purchase shares of the Company’s common stock. The Plan provides for the grant of stock options. Options granted under the Plan may include Non-Qualified Stock Options, as well as Incentive Stock Options intended to qualify under Section 422 of the U.S. Internal Revenue Code of 1986, as amended.

1,600,749 shares of common stock were initially authorized for issuance under the Plan upon the exercise of stock options granted under the Plan. This number was equal to 10% of the Company’s issued and outstanding stock at the time of adoption of the Plan. At the Annual General Meeting in 2008, the Shareholders of the Company approved the increase of shares available under the plan to 2,074,00. In accordance with the terms of the Plan, the Company is seeking to amend the Plan to further increase the number of shares authorized for issuance pursuant to the Plan from 2,074,000 to 3,308,127, or 10% of the Company’s issued and outstanding shares as of April 5, 2010. The purpose of the increase is to ensure that the Company will have a sufficient reserve of common stock available under the Plan to provide eligible participants and potential future hires of the Company with the opportunity to purchase shares of common stock.

As of the date of this proxy statement, approximately 2,202,676 stock options have been granted under the Plan, 1,348,088 remain outstanding considering exercises, expirations and forfeitures.

Shareholder Vote Required

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THIS PROPOSAL # 3.

GENERAL AND OTHER MATTERS

Management knows of no matters other than the matters described above that will be presented to the Meeting. However, if any other matters properly come before the Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with his or their best judgment on such matters.

SOLICITATION OF PROXIES

The Company is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail or electronically.

SHAREHOLDER PROPOSALS

The Board of Directors intends to hold the next annual meeting of Shareholders of the Company in May of 2011. Any proposal by a Shareholder intended to be presented at the Company's next annual meeting of Shareholders must be received at the offices of the Company no later than Dec. 7, 2010 a reasonable amount of time prior to the date on which the information or proxy statement for that meeting are mailed or sent electronically to shareholders in order to be included in the Company's information or proxy statement relating to that meeting.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

     Information included in this Proxy Statement may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This information may involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from our future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. Our actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. We undertake no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

OTHER INFORMATION

MANAGEMENT

     The following table sets forth certain information regarding our directors, executive officers, promoters and control persons as of April 5, 2010.

Name	Age	Position	Position since
Horst G. Zerbe	63	Chairman of the Board, President and Chief Executive Officer	April 2006
Paul A. Simmons	48	Chief Financial Officer	September 2008
J. Bernard Boudreau(1) (2)	65	Director	June 2006
Ian Troup(1) (2)	67	Director	May 2008
Bernd J. Melchers (1)	58	Director	April 2009
Ingrid Zerbe	55	Corporate Secretary and Director of Finance and Administration	April 2006

(1) Audit Committee member
(2) Compensation Committee member

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. Officers are appointed annually by the board of directors and each executive officer serves at the discretion of the board.

Horst G. Zerbe, Ph.D.

Dr. Zerbe has more than 20 years experience in the pharmaceutical industry. He has been the President, Chief Executive Officer, and Chairman of IntelGenx Technologies Corp. since April 2006. In addition, Dr. Zerbe has served as the President, Chief Executive Officer and Director of IntelGenx Corp., our Canadian Subsidiary, since 2005. From 1998 to 2005, he served as the president of Smartrix Technologies Inc. in Montreal; prior thereto, from 1994 to 1998, he was Vice President of R&D at LTS Lohmann Therapy Systems in West Caldwell, NJ. Dr. Zerbe has extensive executive level experience, and has been responsible for many strategic and business initiatives. Dr. Zerbe has been involved in new drug development and the acquisition and disposition of new drug candidates and other technology, licensing and distribution matters that are likely to affect our company’s own business efforts. He has published numerous scientific papers in recognized journals and holds over 30 patents. Dr. Zerbe is married to Ingrid Zerbe, our Corporate Secretary and Director of Finance and Administration.

Paul A. Simmons

Mr. Simmons was appointed as our Chief Financial Officer in September 2008. From 2003-2008, Mr. Simmons was employed by the CLAAS Group, a leading manufacturer of agricultural harvesting machinery. Mr. Simmons was initially based at Group HQ in Germany as Head of Corporate Controlling. In August 2005, he transferred to the Baler Manufacturing subsidiary (Usines CLAAS France) as Director of Finance and Administration, where he was responsible for developing and implementing a business turnaround plan. Following the success of the turnaround, Mr. Simmons was transferred in September 2006 to the French subsidiary Renault Agriculture as Head of Corporate and Industrial Controlling with the mandate to restructure and integrate the newly acquired Tractor Manufacturing Division into the CLAAS Group.

Mr. Simmons’ international finance credentials include an Association of Financial Controllers and Administrators (AFCA) certification, and a designation with the Association of Accounting Technicians (MAAT). He has expertise in both U.S. Generally Accepted Accounting Principles (GAAP) and International Financial Reporting Standards (IFRS).

J. Bernard Boudreau

Mr. Boudreau has been a director of IntelGenx Technologies Corp. since June 2006. From 2005 to 2008 Mr. Boudreau served as the Vice-President of Pharmeng International Inc., a pharmaceutical manufacturing and consulting company listed on the Toronto Stock Exchange. Since 2001, he has been President and CEO of Radcliffe Consulting and Investment Limited, a private consulting firm located in Halifax, N.S. Mr. Boudreau has also served on the Board of Directors of a number of public and private companies, including Export Development Canada and the Bank of Canada.

Mr. Boudreau has a distinguished record as a lawyer, businessman and public figure. His litigation experience includes successful appearances at every level of the judicial system in Nova Scotia. He was appointed as Queen's Counsel in 1985. Mr. Boudreau was first elected to the provincial legislature of Nova Scotia in 1988. He served as Chair of the Public Accounts Committee and opposition critic for Finance and Economic Development. In 1993 he was re-elected as a member of government and held responsibilities as Minister of Finance, Minister of Health, Chair of the Cabinet Priorities and Planning Committee. Mr. Boudreau served as Government Leader in the Senate of Canada and Member of the federal Cabinet between 1999 and 2001.

Ian (John) Troup

Mr. Troup has been a director of IntelGenx Technologies Corp. since May 2008. From April 2008 to December 2009 Mr. Troup was a Director of Vital Medix, an early stage drug development company. In July 2007 he was appointed to the Board of Medisyn Technologies Inc., a privately held "in silica" drug discovery and development company. From September 1995 until his retirement in December 2003, Mr. Troup was President and Chief Operating Officer of Upsher-Smith Laboratories, a privately held pharmaceutical company. Prior to this he served as President of Schwarz Pharma in the UK for seven years, followed by serving as President of Schwarz Pharma USA in Minnesota for an additional nine years.

Born and educated in Scotland, Mr. Troup has worked in the pharmaceutical industry for over 35 years. Originally an industrial chemist, he held executive positions in sales and marketing for several leading companies. His experience includes new product development and launch, M&A and strategic planning.

Bernd J. Melchers

Mr. Melchers has been a director of IntelGenx Technologies Corp. since April 2009. From January 2001 until his retirement in December 2004 Mr. Melchers was Managing Director of 3 M Dyneon Holding GmbH, Germany and Global Chief Financial Officer of the world wide operating 3M Dyneon Group, a subsidiary of 3M Corporation headquartered in Minnesota. Prior to this he served, from July 1995 to December 2000, as the Controller at the European Business Center of 3M Medical Markets Europe in Belgium. Prior to this he held various senior Financial Manager positions at the Medical-Surgical Division of 3M in St. Paul, Minnesota, at 3M Health Care Products, Germany, and at 3M Pharmaceutical Products, Germany.

Mr. Melchers is a 30-year veteran of the pharmaceutical and health care industry with extensive hands-on international experience in corporate financial management. He also brings a wealth of international team management skills and leadership experience.

Ingrid Zerbe

Mrs. Zerbe is our Corporate Secretary, Director of Finance and Administration and is a full time employee of IntelGenx. Mrs. Zerbe is the founder of IntelGenx Corp., our Canadian Subsidiary. She served as the president of IntelGenx Corp, since its incorporation in June 2003 until December, 2005. She has been a Director of the subsidiary since its incorporation in June, 2003 and a Director of the parent company from April 2006 until August 2006. Prior to founding IntelGenx, she worked in the travel industry. She holds a bachelor degree in economics from a business school in Bottrop, Germany, and a bachelor degree in social sciences from the University of Dortmund, Germany. Mrs. Zerbe is married to Dr. Horst Zerbe, who is a Director and our President and Chief Executive Officer.

Key Personnel and Consultants

James Wittenberg, R.Ph, MS

Mr. Wittenberg has served as IntelGenx' Vice President Business Development since August, 2007. He has accumulated over 20 years of experience in the pharmaceutical industry in market research and most recently as Director of Business Development at Schwarz Pharma.

Nadine Paiement, MSc

Ms. Paiement serves as our Director of Research & Development. She joined IntelGenx in 2006. Ms. Paiement holds a M.Sc. degree in Polymer Chemistry from Sherbrooke University, and is co-inventor of IntelGenx's Tri-Layer technology. Prior to joining IntelGenx, she worked for five years as a formulation scientist at Smartrix Technologies, Inc.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information concerning the beneficial ownership of our shares of common stock by our directors and executive officers, and by each beneficial owner of five percent (5%) or more of our outstanding common stock. Based on information available to us, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, unless otherwise indicated. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after the date of this prospectus are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage of ownership of any other person. Applicable percentage ownership is based upon 33,081,271 shares of common stock outstanding as of April 5, 2010. Unless otherwise indicated, the address of each of the named persons is care of IntelGenx Technologies Corp., 6425 Abrams, Ville St-Laurent, Quebec, H4S 1X9.

Name and Address	Amount and Nature of	Percent of
Of Owner	Beneficial Ownership	Class
Horst G. Zerbe(1)	4,940,893.5 (1)	14.9%
Ingrid Zerbe(2)	5,956,356.5 [2]	18%
Bernard J. Boudreau (3)	158,088 (3)	*
Ian Troup(4)	100,000(4)	*
Paul A. Simmons(5)	81,250(5)	*
Bernd J. Melchers(6)	25,000 (6)	*
All directors and officers as a group (6persons) (11)	11,261,588	34%

* Less than 1%.

(1) In connection with the acquisition of IntelGenx in 2006, Horst Zerbe became our President, Chief Executive Officer and Director and acquired 4,709,643.5 exchangeable shares of our Canadian holding corporation 6544631Canada Inc., a Canadian special purpose corporation which wholly owns IntelGenx Corp. (the “Exchangeable Shares”). The 4,709,643.5 Exchangeable Shares are exchangeable, on a one for one basis, into shares of common stock of IntelGenx Technologies Corp. at Horst Zerbe's discretion. Prior to exchanging the Exchangeable Shares for shares of common stock, Horst Zerbe has the right to vote 4,709,643.5 shares of common stock which are currently held in trust on behalf of Horst Zerbe. The 4,709,643.5 shares of common stock have not been registered for resale at this time. In addition to the Exchangeable Shares, Horst Zerbe's beneficial ownership includes 225,000 shares of common stock underlying options granted November 9, 2006, which are currently exercisable. The options have an exercise price of $0.41. He also received 25,000 options to purchase common stock at an exercise price of $0.61, granted November 24, 2009. The options vest over two years, 25% every six months, 6,250 of which are exercisable within 60 days of this filing.

Horst Zerbe and Ingrid Zerbe are husband and wife.

(2) In connection with the acquisition of IntelGenx in 2006, Ingrid Zerbe became our Corporate Secretary and our Director of Finance and Administration and acquired 4,709,643.5 Exchangeable Shares. In June of 2009 Ingrid Zerbe acquired 1,021,713 Exchangeable Shares from Joel Cohen in a private transaction. The 5,731,356.5 Exchangeable Shares are exchangeable, on a one for one basis, into shares of common stock of IntelGenx Technologies Corp. at Ingrid Zerbe’s discretion. Prior to exchanging the Exchangeable Shares, Ingrid Zerbe has the right to vote 5,731,356.5 shares of common stock which are currently held in trust on behalf of Ingrid Zerbe. The 5,731,356.5 shares of common stock have not been registered for resale at this time. In addition to the Exchangeable Shares, Ingrid Zerbe's beneficial ownership includes 225,000 shares of common stock underlying options granted November 9, 2006, which are currently exercisable. The options have an exercise price of $0.41. Horst Zerbe and Ingrid Zerbe are husband and wife.

(3) Mr. Boudreau's beneficial ownership consists of 75,000 exercisable options to purchase common stock at an exercise price of $0.70 (adjusted from $0.41 in May 2008), granted in October 2006, 32,500 exercisable options to purchase common stock at an exercise price of $1.15, granted on August 9, 2007 and 25,588 options to purchase common stock at an exercise price of $0.85. On August 19, 2008 Mr. Boudreau exercised 35,000 options at an exercise price of $0.70 in exchange for the same number of shares of common stock. On November 24, 2009, 25,000 exercisable options to purchase common shares at an exercise price of $0.61 were granted to Mr. Boudreau.

(4) Mr. Troup’s beneficial ownership consists of 75,000 exercisable options to purchase common stock at an exercise price of $0.85, granted in September of 2008. On November 24, 2009, 25,000 exercisable options to purchase common shares at an exercise price of $0.61 were granted to Mr. Troup.

(5) Mr. Simmons’ beneficial ownership consists of 100,000 options to purchase common stock at an exercise price of $0.85, granted in September of 2008. The Options vest over two years, 25% every six months, 75,000 of which are exercisable within 60 days of this filing. He also received 25,000 options to purchase common stock at an exercise price of $0.61, granted November 24, 2009. The options vest over two years, 25% every six months, 6,250 of which are exercisable within 60 days of this filing.

(6) Mr. Melcher's beneficial ownership consists of 25,000 exercisable options to purchase common stock at an exercise price of $0.61, granted in November of 2009.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, or earned by, our Principal Executive Officer, and our two other most highly compensated executive officers for the years indicated.

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus	Option Awards ($) (f)	All Other Compensation ($) (i)	Total ($) (j)
Horst Zerbe, President and CEO	2009 2008	163,201 178,427	35,168(3) Nil	10,496(3) Nil	Nil Nil	208,865 178,427
Paul A. Simmons CFO(1)	2009 2008	146,348 45,738	$19,782 Nil	10,496(4) 39,735(1)	Nil 16,917(2)	165,505 102,390

Footnotes:

(1) Mr. Paul A. Simmons jointed the Company in September 2008. Mr. Simmons received options to purchase 100,000 common shares.

(2) Mr. Paul A. Simmons received a cash compensation for services provided prior to his employment agreement.

(3) Mr. Zerbe received two cash bonuses in the aggregate amount of $35,168 and options to purchase 25,000 shares of common shares.

(4) Mr. Simmons received two cash bonuses in the aggregate amount of $19,782 and options to purchase 25,000 shares of common shares.

Compensation Discussion and Analysis

Employment Agreements

Horst Zerbe. Effective December 1, 2005, we entered into an employment agreement with Dr. Horst Zerbe, our President and Chief Executive Officer. The agreement is for an indefinite period of time. Under the agreement, Dr. Zerbe is entitled to receive: (1) a minimum base salary of CAD$175,000 per year; and (2) an annual bonus equal to 50% of base salary upon the performance of certain milestones set out by the Board of Directors.

As per the recommendation of the Compensation Committee the Board of Directors approved the increase of Mr. Zerbe’s minimum base salary by 5% to CAD$ 183,750 effective as of September 2008 (US$171,364 at year-end 2008). Effective November 15, 2009 the Board of Directors approved the increase of Mr. Zerbe’s minimum base salary to CAD$ 200,000 (US$ 190,300 at year-end 2009). Mr. Zerbe also received two bonus payment in the aggregate amount of CAD$ 40,000 and the grant of options to purchase 25,000 shares of common stock under the company’s 2006 Stock Options Plan, following the recommendation of the Compensation Committee.

Paul A. Simmons. Effective September 1, 2008, we entered into an employment agreement with Mr. Paul A. Simmons, to serve as our Chief Financial Officer. Under the agreement, Mr. Simmons is entitled to receive: (1) a minimum base salary of CAD$150,000 (US$110,965 at year-end 2008) per year, and (2) option grants under the 2006 Stock Option Plan, and (3) an annual bonus up to 30% of his base salary upon the achievement of specific performance targets established by the the Board of Directors.

As per the recommendation of the Compensation Committee the Board of Directors approved the increase of Mr. Simmons’ minimum base salary by 6% to CAD$ 159,000 (US$ 151,290 at year-end 2009) effective as of August 2009. Mr Simmons also received two bonus payment in the aggregate amount of CAD$ 22,500 and the grant of 25,000 options to purchase common stock under the company’s 2006 Stock Options Plan, following the recommendation of the Compensation Committee.

Incentive Plan Awards

The following table presents information regarding the outstanding equity awards held by each of the named officers as of December 31, 2009, including the vesting dates for the portions of these awards that had not vested as of that date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Horst G. Zerbe	Nil 225,000	25,000	Nil Nil	0.61 0.41	Nov. 24, 2014 Nov. 9, 2011
Paul A. Simmons	Nil 50,000	25,000 50,000 [1]	Nil Nil	0.61 0.85	Nov. 24, 2014 Sep.8, 2013

1 On September 8, 2008, 100,000 options were granted to Mr. Paul Simmons in connection with his employment agreement. The options vest over two years, 50,000 of which are exercisable as of year-end 2009.2 On November 24, 2009, the board of directors approved the grant of 25,000 options to purchase common stock to each Mr. Horst Zerbe and Mr. Paul Simmons. The options vest over two years, none of which are exercisable as of year-end 2009.

Director Compensation

The following table sets forth compensation paid to each named director during the year end December 31, 2009.

     In addition, directors are reimbursed for reasonable expenses incurred in their capacity as directors, including travel and other out-of-pocket expenses incurred in connection with meetings of the board of directors or any committee of the board of directors.

			DIRECTOR COMPENSATION
Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)
J. Bernard Boudreau[2]	10,942	Nil	9,752[1]	Nil	Nil	Nil	20,694
David Coffin-Beach[23]	Nil	Nil	Nil	Nil	Nil	Nil	Nil
Joel Cohen[24]	952	Nil	Nil	Nil	Nil	Nil	952
John (Ian) Troup[2]	9,385	Nil	9,752[1]	Nil	Nil	Nil	19,137
Bernd J. Melchers[2]	8,564	Nil	9,752[1]	Nil	Nil	Nil	19,316

1Represents 25,000 options to purchase common stock issued on November 24, 2009

2 Effective as at the third quarter of 2009 the board of directors resolved, that the non-employee directors of the board received an annual stipend of CAD$12,000, paid in quarterly installments. Furthermore an attendance fee of CDN$1,000 was paid per board meeting. The chairmen of the board committees are entitled to receive an additional C$500 and the members of the committees received an additional CAD$250 for attending the committee meetings. Since November 2008 non-employee directors were entitled to a cash compensation fee of CAD500 per board meeting attendance and CAD100 per board meeting attendance by conference call. The cash amounts represent the equivalent U.S. Dollar value measured at the appropriate year end exchange rate used in the financial statements or the actual U.S. Dollar amounts paid at the time of payment.

3 Mr. Coffin-Beach resigned from the board of directors on March 17, 2009.

4 Mr. Cohen resigned from the board of directors on June 30, 2009.

Directors’ and Officers’ Liability Insurance

During 2009 we carried directors’ and officers’ liability insurance at an approximate annual cost of $18,188. As of November 15, 2009 the insured amount has been increased to 2 Million Dollars resulting in an increased insurance premium of annually $31,731.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis appearing in this document with management and based upon this review and discussion recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement for filing with the SEC.

Respectively submitted,

Ian Troup (Chair)

J. Bernard Boudreau

Members of the Compensation Committee

BOARD OF DIRECTORS

Meetings of the Board of Directors

The Company's Board of Directors held four meetings during our 2009 Fiscal Year. All our directors attended all of the meetings and all of the committee meetings on which they served.

The Company encourages the members of the board to attend the Annual General Meeting to be available to answer shareholder’s questions. At the last Board Meeting in November 2009 all our directors attended the Meeting telephonically.

Compensation of the Board of Directors

Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board of Directors. As described below in "Director Compensation", during our 2009 Fiscal Year, our non-employee directors were granted options to purchase an aggregate of 75,000 shares of our common stock. Between November 2008 and the end of the second quarter of 2009, our directors received cash compensation of CAD $500 for attending board meeting in person and CAD$100 for participating in board meetings via teleconference. Effective as at the third quarter of 2009 the board of directors resolved, that the non-employee directors of the board received an annual stipend of CAD$12,000, paid in quarterly installments. Furthermore an attendance fee of CAD$1,000 was paid per board meeting. The chairmen of the board committees are entitled to receive an additional CAD$500 and the members of the committees received an additional CAD$250 for attending the committee meetings.

Committees of the Board of Directors

The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee. There is no Nomination Committee.

Audit Committee. The Audit Committee is currently composed of J. Bernard Boudreau, Ian Troup and Bernd Melchers. The Audit Committee held four meetings during our 2009 Fiscal Year. Joel Cohen had served on the Audit Committee until his resignation from the board of directors in June 2009.

Our Audit Committee assists our board of directors in fulfilling its responsibilities for oversight and supervision of financial and accounting matters. The chairman of the Audit Committee is J. Bernard Boudreau. Our Audit Committee’s responsibilities include, among others (i) recommending to the board of directors the engagement of the external auditor and the terms of the external auditor’s engagement; (ii) overseeing the work of the external auditor, including dispute resolution between management and the external auditor, if required; (iii) pre-approving all non-audit services to be provided to us by our external auditor; (iv) reviewing our financial statements, management’s discussion and analysis and annual and interim earnings press releases before this information is publicly disclosed; (v) assessing the adequacy of procedures for our public disclosure of financial information; (vi) establishing procedures to deal with complaints received by us relating to our accounting and auditing matters; and (vii) reviewing our hiring policies regarding employees of our external auditor or former auditor. We have adopted, along with our Audit Committee, a written charter of the Audit Committee setting out the mandate and responsibilities of the Audit Committee which provides that the Audit Committee convene no less than four times per year.

The AUDIT COMMITTEE CHARTER is posted on our website at http://www.intelgenx.com.

Accordingly, the Audit Committee discusses with RSM Richter, LLP, our auditors, our audited financial statements, including, among other things the quality of our accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by our management in our financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, in addition to the auditor's independence.

Audit Committee Financial Expert. Joel Cohen served as our Audit Committee financial expert until his resignation in June of 2009. Mr. Cohen was not an “independent director”, as defined in the Nasdaq Stock Market, Inc. Marketplace Rules. Since Mr. Cohen’s resignation, Mr. Bernd Melchers serves as the Financial Expert of the Audit Committee. Mr. Melchers is an “independent director” as defined in the Nasdaq Stock Market, Inc. Marketplace Rules.

Compensation Committee. The Compensation Committee of the Board of Directors currently consists of J. Bernard Boudreau and Ian Troup. David Coffin-Beach served on the Compensation Committee until his resignation from the board of directors March 17, 2009. The Compensation Committee held its formal annual meeting in November 2009 during the 2009 Fiscal Year.

Our Compensation Committee reviews and makes recommendations to our board of directors concerning the compensation of our executive officers and key employees which include the review of our executive compensation and other human resource policies, the review and administration of any bonuses and stock options and major changes to our benefit plans and the review of and recommendations regarding the performance of the Chief Executive Officer and the Chief Financial Officer of the Company. Our Compensation Committee is comprised of non-management members of our board of directors and is required to convene at least annually. Until his resignation in March of 2009 Mr. Coffin-Beach was the chairman of our compensation committee. Following his resignation, Mr. Ian Troup filled the position as chairman of the committee. The Compensation Committee does not have a charter.

Compensation Committee Interlocks and Insider Participation. As stated above, the Compensation Committee consists of J. Bernard Boudreau and Ian Troup. There are no interlocking relationships, as described by the Securities and Exchange Commission, between the Compensation Committee members.

Executive Compensation

The key objectives of the Company's executive compensation policies are to attract and retain key executives who are important to the long-term success of the Company and to provide incentives for these executives to achieve high levels of job performance and enhancement of shareholder value. The Company seeks to achieve these objectives by paying its executives a competitive level of base compensation for companies of similar size and industry and by providing its executives an opportunity for further reward for outstanding performance in both the short term and the long term.

Executive Officer Compensation. The Company's executive officer compensation program is comprised of three elements: base salary, annual cash bonus and long-term incentive compensation in the form of stock option grants.

     Salary. The Compensation Committee and the Board of Directors will review base salaries for the Company's executive officers, taking into account individual experience, job responsibility and individual performance during the prior year. These factors are not assigned a specific weight in establishing individual base salaries. The Compensation Committee will also consider the Company's executive officers' salaries relative to salary information for executives in similar industries and similarly sized companies.

     Cash Bonuses. The purpose of the cash bonus component of the compensation program is to provide a direct financial incentive in the form of cash bonuses to executives.

     Stock Options. Stock options are the primary vehicle for rewarding long-term achievement of Company goals. The objectives of the program are to align employee and shareholder long-term interests by creating a strong and direct link between compensation and increases in share value. Under the Company's Stock Option Plan, the Board of Directors or the Compensation Committee may authorize the grant of options to purchase common stock of the Company to key employees of the Company. The options generally vest in increments over a period of years established at the time of grant except for the options granted to the non-employees directors which vest immediately.

Nomination of Directors

     We do not have a standing nominating committee and there is no written charter governing the nomination process. Nominations are made annually by our Board of Directors. Our Board of Directors believes it is appropriate for the full Board of Directors to serve this function.

     The Board’s process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company, holding meetings from time to time to evaluate biographical information and background materials relating to potential candidates and interviews with candidates. Additionally, the Board will consider persons recommended by shareholders of the Company in selecting the Board’s nominees for election.

In considering whether to nominate any particular candidate, our Board of Directors applies various criteria, including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, the ability to act in the interests of all stockholders and any potential conflicts of interest. In addition to the foregoing criteria, our Board of Directors also considers diversity in its evaluation of candidates for board membership. Our Board of Directors believes that diversity with respect to viewpoint, skills and experience should be an important factor in board composition. Our Board of Directors does not assign specific weight to particular criteria, and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our principal office, 6425 Abrams, Ville St.-Laurent, Quebec H4S 1X9, Attn: Secretary. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

Involvement in Certain Legal Proceedings.

None of our officers or directors have, during the last ten years: (i) been convicted in or is currently subject to a pending a criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto, other than Mr. Boudreau who was formerly the Vice President of Pharmeng International Inc. from 2005 to 2008, which since filed for bankruptcy on April 14, 2009. He was also a Director of Pharmeng until April 13, 2009.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors and officers, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is posted on our website at http://www.intelgenx.com.

Communications with the Board

Any record or beneficial owner of the Company's common stock who wishes to communicate with the Board of Directors should contact the Chairman of the Board or the Chairman of the Audit Committee. If particular communications are directed to the full Board, independent directors as a group, or individual directors, the Chairman of the Board or the Chairman of the Audit Committee, as applicable, will route these communications to appropriate committees or directors if the intended recipients are clearly indicated.

Any record or beneficial owner of the Company's common stock who has concerns about the Company's accounting, internal accounting controls, or auditing matters relating to the Company should also contact the Audit Committee.

Written communications should be addressed to IntelGenx Technologies Corp., 6425 Abrams, Ville St-Laurent, Quebec H4S 1X9, Canada, Attention: Chairman of the Board/ Chairman of the Audit Committee. Communications that are intended to be anonymous should be sent to the same address but without indicating your name or address, and with an interior envelope addressed to the specific committees or directors you wish to communicate with.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Review, Approval or Ratification of Transactions with Related Persons

Although IntelGenx has not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our board of directors.

During the year ended December 31, 2009, $4,900 of interest was paid to Ingrid Zerbe, our Corporate Secretary and Director of Finance and administration for interest on a long-term shareholder loan. The loan in the amount of $88,200 originated in 2004 and was re-paid to Mrs. Zerbe in December of 2009. Ingrid Zerbe was also paid $17,800 under an equipment lease for the year ended 2009. The lease expires on August 31, 2010.

Director Independence

Three of our currently four directors, J. Bernard Boudreau, Ian Troup and Bernd J. Melchers, are deemed “independent directors”, as defined by the Nasdaq Stock Market, Inc. Marketplace Rules. We cannot guarantee that our Board of Directors will always have a majority of independent directors. In the absence of a majority of independent directors, our executive officer, who is also a principal stockholder and director, could establish policies and enter into transactions without independent review and approval thereof. This could present the potential for a conflict of interest between the Company and its stockholders generally and the controlling officers, stockholders or directors.

Family Relationships

Horst Zerbe and Ingrid Zerbe are husband and wife.

LEGAL PROCEEDINGS

In June of 2009 we announced that our New Drug Application filing for our antidepressant CPI-300 had been accepted by the FDA for standard review. We entered into a collaborative agreement with Cary Pharma in November 2007 to jointly develop and commercialize CPI-300 using our proprietary oral delivery technology. CPI-300 is a novel, high strength dosage of Bupropion HCl, the active ingredient in Wellbutrin XL® for which Biovail Laboratories SLR (Biovail) holds the patent. As required in connection with the filing of the NDA, our development partner Cary Pharma, which serves as the NDA applicant, provided notice of the NDA filing to Biovail asserting that CPI-300 would not infringe Biovail's patents. On August 18, 2009, we learned that Cary Pharma was named in a lawsuit filed by Biovail in the U.S. District Court for the District of Delaware for patent infringement under the provisions of the Drug Price Competition and Patent Term Restoration Act of 1984 with respect to Biovail's U.S. Patent No. 6,096,341 for Wellbutrin XL®. The filing of the patent infringement lawsuit instituted an automatic stay of any FDA approval of the NDA until the earlier of a judgment or January 3, 2012. Although we are not a party to the action, a negative decision may have an effect on our potential revenues relating to CPI-300. Further, in accordance with the collaborative agreement, if Biovail is successful in their lawsuit, we may have to indemnify Cary Pharma for any litigation costs incurred, or damages awarded. Cary Pharma and IntelGenx believe that CPI-300 does not infringe Biovail's patent and will vigorously assert their rights.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and change in ownership with the Securities and Exchange Commission. Directors, officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms that we received during the fiscal year ended December 31, 2009, we believe that each person who at any time during the fiscal year was a director, officer, or beneficial owner of more than ten percent of our common stock complied with all Section 16(a) filing requirements during such fiscal year.

Audit Committee Report

The Audit Committee reviewed and discussed the information contained in the 2009 first, second, third and fourth quarter earnings announcements with management of the Company and independent registered public accounting firm prior to public release. They also reviewed and discussed the information contained in the 2009 first, second and third quarters’ Forms 10-Q and full year Form 10-K with management of the Company and independent registered public accounting firm prior to filing with the Securities and Exchange Commission. In addition, the Audit Committee met regularly with management, and independent registered public accounting firm on various financial and operational matters, including to review plans and scope of audits and audit reports and to discuss necessary action.

In connection with the Company’s fiscal 2009 consolidated financial statements, the Audit Committee has:

  reviewed and discussed with management the Company’s audited consolidated financial statements as of and for fiscal year 2009;
  discussed with the Company’s independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor’s Communication with those Charged with Governance, and SEC rule 2-07; and
  received and reviewed the written disclosures and the letter from the Company’s independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as adopted by the Public Company Accounting Oversight Board in Rule 3600T, and has discussed with the independent accountant its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for fiscal year 2009.

Respectfully submitted,

J. Bernard Boudreau (Chair)
Bernd J. Melchers
Ian Troup

Members of the Audit Committee

WHILE YOU HAVE THE MATTER IN MIND, PLEASE VOTE BY INTERNET OR COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/Horst G. Zerbe
Horst G. Zerbe, Chairman and Chief Executive Officer

IntelGenx Technologies Corp.
Annual Meeting
May 6, 2010

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF

Please Mark Here for Address Change or Comments ☐

PLEASE SEE BELOW

FOR INSTRUCTIONS

	FOR	WITHHOLD AUTHORITY
1. To elect directors to serve until the next Annual Meeting of Shareholders or, in case until their successors have been duly elected and qualified.	☐	☐

01 Horst G. Zerbe, Ph.D.

02 J. Bernard Boudreau

03 John (Ian) Troup

04 Bernd J. Melchers

05 Prof. Thomas Kissel

Instruction: To withhold authority to vote for any individual nominee(s), write the nominee name(s) on the line provided below.

____

	FOR	AGAINST	ABSTAIN
2. To ratify the selection of RSM Richter LLP as the Company's independent auditors for the fiscal year ending December 31, 2010	☐	☐	☐
3. To approve the increase of the number of shares authorized for issuance under the 2006 Stock Option Plan.	☐	☐	☐

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ______________________________

Signature (Co-owner) ______________________

Dated: __________, **2010**

Please return your completed proxy whether or not you plan to attend the Annual Meeting. You may nevertheless vote in person if you do attend.

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

Voting Instructions are on Reverse.

IntelGenx Corp.

YOUR PROXY CONTROL NUMBER

VOTE BY INTERNET:
Log-on to www.votestock.com

Enter your control number printed to the left
Vote your proxy by checking the appropriate boxes
Click on "Accept Vote"

VOTE BY MAIL: If you do not wish to vote over the Internet or by telephone, please complete, sign, date and return the accompanying proxy card in the pre-paid envelope provided.

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on **May 5, 2010.**

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.